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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2006

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                               ACTIVE POWER, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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               Delaware               000-30939              74-2961657
     (State of Other Jurisdiction    (Commission           (IRS Employer
           of Incorporation)         File Number)       Identification No.)

        2128 W. Braker Lane, BK12, Austin, Texas                  78758
       (Address of Principal Executive Offices)                (Zip Code)

                                 (512) 836-6464
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 10, 2006, Active Power, Inc. announced that Jim Clishem was appointed to the position of Chief Executive Officer, effective May 10, 2006, succeeding Joseph F. Pinkerton as Chief Executive Officer. The information with respect to Mr. Clishem's compensation provided under Item 5.02 below is incorporated herein by reference.

Also on May 10, 2006, Active Power announced that Mr. Pinkerton would continue to serve as Chairman of the Board and as an employee of Active Power. The information with respect to Mr. Pinkerton's compensation provided under Item
5.02 below is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 10, 2006, Active Power appointed Jim Clishem as its Chief Executive Officer. Mr. Clishem has previously served as Active Power's President and Chief Operating Officer and he will retain his role as President. Joseph F. Pinkerton, III will continue to serve as Chairman of the Board and as an employee of Active Power, focusing his attention on his duties as Chairman of the Board and on Active Power's long-range planning and on maintaining the company's technology leadership position.

Mr. Clishem has served as Active Power's President and Chief Operating Officer since November 2005 and as its Vice President of Business Development from May 2005 to November 2005. From August 2004 to May 2005, Mr. Clishem served as Vice President of Business Development for Peregrine Systems, a privately-held enterprise software company where he focused primarily on global alliances. From October 1999 to January 2004, Mr. Clishem served as Chief Executive Officer of Xodiax, a managed IT services business that he founded. Mr. Clishem remained the Chairman of Xodiax until July 2004. From August 1995 to September 1999, Mr. Clishem served as Vice President of Data Services for Broadwing Communications, LLC, and other entities later acquired by Broadwing. Mr. Clishem holds a BSEE and MSEE from the University of Louisville and an executive MBA from Southern Methodist University.

Mr. Clishem will receive an annual base salary of $300,000 and his annual bonus target under Active Power's Executive Compensation Plan will be 100% of his annual base salary. Mr. Clishem also was granted, effective May 10, 2006, an option to purchase 200,000 shares of Active Power common stock at an exercise price equal to the per-share fair market value on the date of grant, which shall vest at a rate of 25% per year over four years.

Mr. Clishem will continue to participate in Active Power's employee benefit programs and will be entitled to a severance payment equal to six months of his then current salary in the event his employment is terminated by Active Power for reasons other than cause.

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Mr. Pinkerton will receive an annual base salary of $90,000 and his annual bonus target under Active Power's Executive Compensation Plan will be 100% of his annual base salary. Mr. Pinkerton will continue to participate in Active Power's employee benefit programs.

ITEM 7.01   REGULATION FD DISCLOSURE.

On May 10, 2006, Active Power issued a press release which is attached hereto as
Exhibit 99.1. This exhibit is furnished, not filed, pursuant to Regulation FD.

ITEM 9.01.  EXHIBITS AND FINANCIAL STATEMENTS.

(d)   EXHIBITS

Exhibit 99.1    Press Release dated May 10, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ACTIVE POWER, INC.


Dated:  May 10, 2006                         By: /s/ John Penver
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                                                 John Penver
                                                 Vice President, Chief Financial
                                                 Officer and Secretary